united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Suite 102, Omaha, NE 68137

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 10/31

Date of reporting period: 4/30/17

ITEM 1. REPORTS TO SHAREHOLDERS.

HOLBROOK INCOME FUND

Class I Shares (HOBIX)
Investor Class Shares (HOBEX)

Annual Report

April 30, 2017

Advised by:
Holbrook Holdings
2670 NW Lovejoy St.
Portland, OR 97210

www.holbrookholdings.com
1-877-345-8646

Distributed by Northern Lights Distributors, LLC
Member FINRA

Holbrook Income Fund Annual Shareholder Letter

The Holbrook Income Fund remains committed to upholding its investment objectives of providing its shareholders current income and protecting capital in a rising interest rate environment. To these ends, we believe the Holbrook Income Fund has had a successful first year. The fund was launched on July 6, 2016 and through April 30, 2017, the fund has returned 4.03% net of fees versus its benchmark (Barclays US Aggregate Bond Total Return1) which was down 1.57% over the same time-period.

It was not our intent to launch the fund on the very day that the 10-year treasury yield hit a multi-generational low at 1.32%, however the spike in rates over the last ten months has given us the perfect opportunity to illustrate that the strategic composition of the Holbrook Income Fund can generate income and protect net asset value in an environment that is challenging to many core strategies.

Our outperformance versus the fund’s benchmark can be attributed to our high yield and investment grade corporate bond holdings. Both provide higher coupons than U.S. treasuries and have historically been able to absorb rate increases more effectively than U.S. sovereign debt. Moreover, we witnessed corporate spread tightening as the U.S. economy has continued to improve from the recessionary worries that plagued the market in early 2016.

Given our mandates, we continue to maintain a low effective duration in the portfolio. It has ranged between 1 and 3 years and is currently around 2. Meanwhile, what treasury exposure we do have is inflation protected, and we witnessed considerable outperformance in our treasury inflation protected securities (TIPS) over nominal treasuries, which make up the bulk of the fund’s benchmark. Our TIPS exposure also provides a natural hedge to our riskier assets and has exhibited negative correlation to many of our corporate positions during the brief risk-off market environments that we have encountered over the last year.

Our high yield allocation varied significantly over the last year. Pre-election we were at our strategic goal of 30%. However, given the continuing outperformance of high yield, we have turned negative on the sector, and high yield now comprises approximately 15% of the portfolio. Much of this exposure is in short-duration issues that we expect to be called in the next 6 months. We believe this is the most prudent approach for investors given the torrid run in high yield, and the fact that high yield spreads offer little value historically. We will increase our high yield exposure only if there is a strong sell-off in the high yield market, which we expect in the next 6 months. Many of the passive low-cost exchange traded fund strategies in the high yield market have created an imbalance between the perceived liquidity of those products, and the illiquidity of the positions that those products own. This fact, combined with historically rich valuations and additional interest rate risk, has forced us to underweight the sector.

One sector that we continue to favor in the investment grade space are Baby Bonds issued by Business Development Companies (BDC’s). These issues are senior unsecured and trade on an exchange. Not only do they provide investment grade ratings, but the regulatory restrictions for such companies mandate that they maintain an asset coverage ratio above 2x. If their asset coverage ratio dips below this level,

[1]	Barclays U.S. Aggregate Bond Total Return Index - The Barclays US Aggregate Bond Total Return Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).

they are mandated to cease equity distributions to shareholders, or buy back their Baby Bonds until they comply with the 2x coverage mandate. We believe such regulations are extremely bond-holder friendly and offer us a margin of safety in these issues. Moreover, the bonds offer considerably more yield than their commercial banking counterparts. Currently, we are getting between 4% and 6% yields for 3-6 year maturities. These make up the bulk of our investment grade corporate exposure. We expect our assets under management to increase over the next 6 months, and if it does, we expect to substitute some of this exposure with investment grade collateralized loan obligations that have floating rate coupons, and support our mandate of outperforming in a rising rate environment.

Holbrook Holdings has been bullish on risk-assets since our inception. Our macro-thesis is based mainly on the continued strength of the U.S. job market, and the consumer, which has massively deleveraged since the Great Recession. However, recently we have noticed a few cracks in this trend. Consumer delinquencies have recently ticked higher, and savings rates have increased. While the consumer in aggregate is still strong, we believe the bottom rungs of the income distribution are experiencing some increasing levels of stress. An inflection point in this cohort will ultimately spill-over into the broad economic data, although the lead-time can vary considerably. Nevertheless, while we are not defensive in our positioning, we are maintaining about 15% of the portfolio in cash to take advantage when corporate credit is more fairly valued. Additionally, recent Federal Reserve hikes mean our cash position now yields .64%, a five-fold increase from when we launched.

Volatility, largely absent from the markets over the past six-months, will likely return. Politics will play its role, but we remain firmly focused on the health of the consumer, which drives global growth. Our biggest concern is that the labor market will reach an inflection point and that inflationary pressures will force the Federal Reserve to continue hiking rates. Recent inflationary data has come in weaker than expected, which may prolong this already extended recovery. Still, any deterioration in the macro picture could be dire for asset valuations that are already stretched. As such, we will continue to be very selective in our capital deployment.

Thank you for your support of the Holbrook Income Fund,

Scott Carmack
CEO Holbrook Holdings Inc.
Portfolio Manager

6764-NLD-6/5/2017

Holbrook Income Fund
Portfolio Review (Unaudited)
April 30, 2017

The Fund’s performance figures* for each of the period ended April 30, 2017, compared to its benchmark:

Since Inception (a)
Class I	4.03%
Investor Class	3.63%
Barclays U.S. Aggregate Bond Total Return Index (b)	-1.57%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Per the fee table in the prospectus dated June 13, 2016, the Fund’s total annual operating expenses are 1.77% for Class I and 2.27% for Investor Class shares. After fee waivers or reimbursements by the Advisor, the Fund’s total annual operating expenses are 1.51% for Class I and 2.01% for Investor Class shares. Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and the repayment is approved by the Board of Trustees. For performance information current to the most recent month-end, please call toll-free 1-877-345-8646 or visit www.holbrookholdings.com.

(a)	Inception date is July 6, 2016 for Class I, Investor Class and Barclays U.S. Aggregate Bond Total Return Index.

(b)	The Barclays U.S. Aggregate Bond Total Return Index, is made up of the Barclays Capital U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
United States Government Securities	22.5%
Closed-End Funds	17.1%
Investment Companies	13.7%
Diversified Financial Services	9.0%
Banks	8.6%
Asset Allocation Fund	5.0%
Savings & Loans	4.9%
Oil & Gas	4.1%
Agriculture	3.4%
Insurance	2.7%
Other Assets Less Liabilities	9.0%
100.0%

Please refer to the Portfolio of Investments in this Annual report for a detailed analysis of the Fund’s holdings.

Holbrook Income Fund
Portfolio of Investments
April 30, 2017

Shares		Fair Value
	COMMON STOCK - 0.1%
	OIL & GAS - 0.1%
26	Southwestern Energy, Co. *	$195
	TOTAL COMMON STOCK (Cost - $189)	195

	EXCHANGE TRADED FUND - 5.0%
	ASSET ALLOCATION FUND - 5.0%
150	Currency Shares Euro Trust *	15,828
	TOTAL EXCHANGE TRADED FUND (Cost - $15,529)	15,828

	MUTUAL FUNDS - 8.0%
	CLOSED-END FUNDS - 8.0%
150	Blackstone / GSO Strategic Credit Fund	2,445
295	Eaton Vance Limited Duration Income Fund	4,165
355	Invesco Dynamic Credit Opportunities Fund	4,363
940	Invesco Senior Income Trust	4,418
873	MFS Intermediate Income Trust	3,815
490	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	3,871
99	PIMCO Dynamic Credit and Mortgage Income Fund	2,168
	TOTAL MUTUAL FUNDS (Cost - $24,264)	25,245

	PREFERRED STOCK - 54.1%
	AGRICULTURE - 3.4%
100	Bunge Ltd., 4.875%	10,740

	BANKS - 4.7%
100	Customers Bancorp, Inc., 6.375%	2,621
302	Customers Bancorp, Inc., 7.000% +	8,181
140	Morgan Stanley, 7.125% +	4,109
		14,911
	CLOSED-END FUNDS - 9.1%
516	Eagle Point Credit Co, Inc., 7.000%	13,220
500	Kayne Anderson MLP Investment Co., 3.500%	12,725
100	Oxford Lane Capital Corp., 8.125%	2,587
		28,532
	DIVERSIFIED FINANCIAL SERVICES - 9.0%
200	Ares Management LP, 7.000%	5,240
580	Cowen Group, Inc., 8.250%	15,709
200	Medley LLC, 6.875%	4,914
100	Medley LLC, 7.250%	2,526
		28,389
	INSURANCE - 2.7%
334	Prudential Financial, Inc., 4.781% +	8,590

	INVESTMENT COMPANIES - 13.7%
159	Capitala Finance Corp., 7.125%	4,048
159	Fifth Street Finance Corp., 5.875%	3,975
159	Gladstone Investment Corp., 6.250%	4,058
160	Gladstone Investment Corp., 6.500%	4,131
100	Main Street Capital Corp., 6.125%	2,617
100	Medley Capital Corp., 6.125%	2,530
118	Medley Capital Corp., 6.500%	3,066
240	PennantPark Investment Corp., 6.250%	6,070
120	Prospect Capital Corp., 6.250%	3,077
150	THL Credit, Inc., 6.750%, 11/15/2021	3,863
117	THL Credit, Inc., 6.750%, 12/30/2022	3,050
100	Triangle Capital Corp., 6.375%	2,560
		43,045

See accompanying notes to financial statements.

Holbrook Income Fund
Portfolio of Investments (Continued)
April 30, 2017

Shares			Fair Value
		PREFERRED STOCK - 54.1% (Continued)
		OIL & GAS - 4.0%
150		Hess Corp., 8.000%	$8,948
200		Southwestern Energy Co., 6.250%	3,696
			12,644
		PIPELINES - 1.3%
157		NuStar Logistics LP, 7.625% +	4,024

		PRIVATE EQUITY - 1.3%
158		Hercules Capital, Inc., 6.250%	4,015

		SAVINGS & LOANS - 4.9%
605		WSFS Financial Corp., 6.250%	15,574

		TOTAL PREFERRED STOCK (Cost - $169,736)	170,464

Principal
		CORPORATE BONDS - 3.9%
		BANKS - 3.9%
$5,000		Barclays Bank PLC, 1.232%, 6/17/33 +	3,063
5,000		Goldman Sachs Group, Inc., 3.075%, 3/19/29 +	3,909
5,000		Union Bankshares Corp., 5.000%, 12/15/26 +	5,150
		TOTAL CORPORATE BONDS (Cost - $12,472)	12,122

		UNITED STATES GOVERNMENT SECURITIES - 22.5%
6,807	^	United States Treasury Inflation Indexed Bonds, 2.500%, 01/15/2029	8,384
6,762	^	United States Treasury Inflation Indexed Bonds, 2.125%, 02/15/2040	8,602
8,224	^	United States Treasury Inflation Indexed Bonds, 1.000%, 02/15/2046	8,434
8,072	^	United States Treasury Inflation Indexed Bonds, 0.875%, 02/15/2047	8,015
8,430	^	United States Treasury Inflation Indexed Notes, 0.125%, 04/15/2018	8,451
7,281	^	United States Treasury Inflation Indexed Notes, 0.125%, 04/15/2020	7,369
7,194	^	United States Treasury Inflation Indexed Notes, 0.125%, 04/15/2021	7,266
7,387	^	United States Treasury Inflation Indexed Notes, 0.125%, 01/15/2023	7,407
7,113	^	United States Treasury Inflation Indexed Notes, 0.125%, 07/15/2026	6,994
		TOTAL UNITED STATES GOVERNMENT SECURITIES (Cost - $70,454)	70,922

Shares
		SHORT-TERM INVESTMENTS - 10.9%
34,365		Fidelity Institutional Government Portfolio, Class I, 0.60% **
		TOTAL SHORT-TERM INVESTMENTS (Cost - $34,365)	34,365

		TOTAL INVESTMENTS - 104.5% (Cost - $327,009) (a)	$329,141
		LIABILITIES LESS OTHER ASSETS - (4.5)%	(14,177)
		NET ASSETS - 100.0%	$314,964

*	Non-income producing security.

**	Rate shown represents the rate at April 30, 2017, is subject to change and resets daily.

+	Variable rate security, rate shown represents the rate at April 30, 2017.

^	Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $328,690 and differs from market value by net unrealized appreciation (depreciation) as follows:

Unrealized appreciation:	$4,049
Unrealized depreciation:	(3,598)
Net unrealized appreciation:	$451

See accompanying notes to financial statements.

Holbrook Income Fund
Statement of Assets and Liabilities
April 30, 2017

ASSETS
Investment securities:
At cost	$327,009
At fair value	$329,141
Interest receivable	667
Receivable due from advisor	32,317
Receivable for securities sold	10,579
Prepaid expenses and other assets	4,009
TOTAL ASSETS	376,713

LIABILITIES
Payable for securities purchased	16,472
Payable for Fund shares redeemed	56
Dividends payable	215
Distribution (12b-1) fees payable	20
Payable to related parties	21,381
Accrued expenses and other liabilities	23,605
TOTAL LIABILITIES	61,749
NET ASSETS	$314,964

NET ASSETS CONSIST OF:
Paid in capital	$311,976
Undistributed net investment loss	(22)
Accumulated net realized gain from investments	878
Net unrealized appreciation on investments	2,132
NET ASSETS	$314,964

NET ASSET VALUE PER SHARE:

Class I Shares:
Net Assets	$261,778
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	25,786
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$10.15

Investor Class Shares:
Net Assets	$53,186
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	5,239
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$10.15

See accompanying notes to financial statements.

Holbrook Income Fund
Statement of Operations
For the Period Ended April 30, 2017 (1)

INVESTMENT INCOME
Dividend	$6,857
Interest	885
TOTAL INVESTMENT INCOME	7,742

EXPENSES
Investment advisory fees	1,413
Distribution (12b-1) fees:
Investor Class	58
Professional fees	50,007
Administrative services fees	31,760
Accounting services fees	25,026
Compliance officer fees	13,525
Transfer agent fees	12,102
Trustees fees and expenses	9,611
Printing and postage expenses	8,561
Custodian fees	4,112
Registration fees	3,787
Other expenses	2,424
TOTAL EXPENSES	162,386

Less: Fees waived/expenses reimbursed by the Advisor	(160,022)

NET EXPENSES	2,364

NET INVESTMENT INCOME	5,378

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from:
Investments	1,178
Realized gain on investments	1,178

Unrealized appreciation on:
Investments	2,132
Unrealized appreciation on investments	2,132

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	3,310

NET INCREASE IN NET ASSETS	$8,688

(1)	Fund commenced investment operations on July 6, 2016.

See accompanying notes to financial statements.

Holbrook Income Fund
Statements of Changes in Net Assets

For the
Period Ended
April 30, 2017 (1)
FROM OPERATIONS
Net investment income	$5,378
Net realized gain from investments	1,178
Unrealized appreciation from investments	2,132
Net increase in net assets resulting from operations	8,688

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class I	(5,418)
Investor Class	(282)
Net decrease in net assets resulting from distributions to shareholders	(5,700)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class I	305,838
Investor Class	53,000
Net asset value of shares issued in reinvestment of distributions:
Class I	3,384
Investor Class	11
Payments for shares redeemed:
Class I	(50,257)
Net increase in net assets from shares of beneficial interest	311,976

TOTAL INCREASE IN NET ASSETS	314,964

NET ASSETS
Beginning of Period	—
End of Period*	$314,964
* Includes undistributed net investment loss of:	$(22)

SHARE ACTIVITY
Class I:
Shares Sold	30,454
Shares Reinvested	334
Shares Redeemed	(5,002)
Net increase in shares of beneficial interest outstanding	25,786

Investor Class:
Shares Sold	5,238
Shares Reinvested	1
Net increase in shares of beneficial interest outstanding	5,239

(1)	Fund commenced investment operations on July 6, 2016.

See accompanying notes to financial statements.

Holbrook Income Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class I(1)	Investor Class(1)
	Period Ended	Period Ended
	April 30, 2017	April 30, 2017

Net asset value, beginning of period	$10.00	$10.00
Activity from investment operations:
Net investment income (2)	0.25	0.16
Net realized and unrealized gain (loss) on investments	0.15	0.20
Total from investment operations	0.40	0.36
Less distributions from:
Net investment income	(0.25)	(0.21)
Total distributions	(0.25)	(0.21)
Net asset value, end of period	$10.15	$10.15
Total return (3,4)	4.03%	3.63%
Net assets, at end of period (000s)	$262	$53
Ratio of gross expenses to average net assets (5,6,7)	91.70%	89.19%
Ratio of net expenses to average net assets (6,7)	1.30%	1.80%
Ratio of net investment loss to average net assets (6,7,8)	3.11%	1.97%
Portfolio Turnover Rate (4)	109%	109%

(1)	Fund commenced investment operations on July 6, 2016.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Advisor not absorbed a portion of Fund expenses, total returns would have been lower.

(4)	Not Annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Annualized.

(7)	Does not include expenses of other investment companies in which the Fund invests.

(8)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Holbrook Income Fund
Notes to Financial Statements
April 30, 2017

1.	ORGANIZATION

The Holbrook Income Fund (the “Fund”), is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund commenced investment operations on July 6, 2016. The investment objective is to provide current income, with a secondary objective of capital preservation in a rising interest rate environment.

The Fund offers Class I and Investor Class shares. Both classes of shares are sold at net asset value without an initial sales charge. Class I shares are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than the Investor Class shares. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the last bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated

Holbrook Income Fund
Notes to Financial Statements (Continued)
April 30, 2017

execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. As noted above, the fair value team is composed of one or more representative from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Advisor, the prices or values available do not represent the fair value of the instrument; factors which may cause the Advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the Advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Holbrook Income Fund
Notes to Financial Statements (Continued)
April 30, 2017

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of April 30, 2017, for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$195	$—	$—	$195
Exchange Traded Fund	15,828	—	—	15,828
Mutual Funds	25,245	—	—	25,245
Preferred Stock	170,464	—	—	170,464
Corporate Bonds	—	12,122	—	12,122
United States Government Securities	—	70,922	—	70,922
Short-Term Investments	34,365	—	—	34,365
Total Assets	$246,097	$83,044	$—	$329,141

*	Refer to the Portfolio of Investments for classifications.

There were no transfers into or out of Level 1 and Level 2 during the period. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period. The Fund did not hold any Level 3 securities during the period.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared daily and distributed monthly. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s April 30, 2017 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Closed End Fund Risk - The Fund invests in closed end investment companies or funds. The shares of many closed end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the

Holbrook Income Fund
Notes to Financial Statements (Continued)
April 30, 2017

difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed end funds, as well as to the fact that the shares of closed end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed end fund’s common shares in an attempt to enhance the current return to such closed end fund’s common shareholders. The Fund’s investment in the common shares of closed end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Please refer to the Fund’s prospectus for a full listing of risks associated with these investments.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term investments, for the period ended April 30, 2017, amounted to $500,849 and $209,777, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – Holbrook Holdings, Inc. serves as the Fund’s Investment Advisor (the “Advisor”). Pursuant to an Investment Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets.

The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund (The “Waiver Agreement”), until at least September 1, 2017, to ensure that Total Annual Fund Operating Expenses after fee waiver and/or reimbursement (exclusive of any taxes, short selling expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 1.30% and 1.80% of the Fund’s average daily

Holbrook Income Fund
Notes to Financial Statements (Continued)
April 30, 2017

net assets for Class I and Investor Class shares, respectively, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than 1.30% and 1.80% of average daily net assets attributable to Class I and Investor Class shares, respectively, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 1.30% and 1.80% of average daily net assets for Class I and Investor Class shares, respectively. If Fund Operating Expenses attributable to Class I and Investor Class shares subsequently exceed 1.30% and 1.80% per annum of the average daily net assets, the reimbursements shall be suspended. During the period ended April 30, 2017, the Advisor has waived/reimbursed $160,022 in expenses to the Fund which may be recaptured by April 30, 2020.

The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.50% of its average daily net assets for the Investor Class and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor. For the period ended April 30, 2017, pursuant to the Plan, the Investor Class paid $58.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class I and Investor Class shares. For the period ended April 30, 2017, the Distributor received $0 and $0 in underwriting commissions for sales of Class I and Investor Class shares, respectively, of which $0 and $0 was retained by the principal underwriter or other affiliated broker-dealers for Class I and Investor Class shares, respectively.

In addition, certain affiliates of the Distributor provide services to the Fund(s) as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separated servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the period ended April 30, 2017 was as follows:

Fiscal Year Ended
April 30, 2017
Ordinary Income	$5,483
Long-Term Capital Gain	2
Return of Capital	—
$5,485

Holbrook Income Fund
Notes to Financial Statements (Continued)
April 30, 2017

As of April 30, 2017, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$2,752	$—	$—	$—	$(215)	$451	$2,988

The difference between book basis and tax basis accumulated net investment loss, accumulated net realized gains, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales, investment in partnerships and preferred securities and adjustments for accrued dividends payable.

Permanent book and tax differences, primarily attributable to the reclassification of Fund distributions, and tax adjustments for investments in preferred securities resulted in reclassifications for the year ended April 30, 2017 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$300	$(300)

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of April 30, 2017 Pershing LLC, held approximately 47%, and Charles Schwab held approximately 27% of the voting securities of the Holbrook Income Fund.

7.	NEW ACCOUNTING PRONOUNCEMENTS

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

8.	SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Board of Trustees and Shareholders	Grant Thornton LLP 757 Third Ave., 9th Floor New York, NY 10017 T 212.599.0100 F 212.370.4520 www.GrantThornton.com

Holbrook Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Holbrook Income Fund (a fund in the Two Roads Shared Trust) (the “Fund”) as of April 30, 2017, and the related statements of operations, changes in net assets, and financial highlights for the period from July 6, 2016 (date of commencement of operations) through April 30, 2017. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Holbrook Income Fund as of April 30, 2017, and the results of its operations, the changes in its net assets and its financial highlights for the period from July 6, 2016 (date of commencement of operations) through April 30, 2017 in conformity with accounting principles generally accepted in the United States of America.

New York, New York

June 29, 2017

Grant Thornton LLP

U.S. member firm of Grant Thornton International Ltd

Holbrook Income Fund
Expense Example (Unaudited)
April 30, 2017

As a shareholder of the Holbrook Income Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges (CDSCs) and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Holbrook Income Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six month period from November 1, 2016, through April 30, 2017.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Annualized	Ending	Expenses
	Account	Expense Ratio	Account	Paid During
	Value 11/01/16	For the period	Value 4/30/17	the Period*
Actual
Class I	$1,000.00	1.30%	$1,027.30	$6.53
Investor Class	1,000.00	1.80%	1,024.70	9.04

	Beginning	Annualized	Ending	Expenses
	Account	Expense Ratio	Account	Paid During
	Value 11/01/16	For the period	Value 4/30/17	the Period*
Hypothetical
Class I	$1,000.00	1.30%	$1,018.35	$6.51
Investor Class	1,000.00	1.80%	1,015.87	9.00

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365.

Holbrook Income Fund
Supplemental Information (Unaudited)
April 30, 2017

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees *

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Mark Garbin Year of Birth: 1951	Trustee, Valuation Committee Chairman	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2008)	1	Forethought Variable Insurance Trust (since 2013); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund (since 2014) and Altegris KKR Commitments Fund (2014-2016); and Oak Hill Advisors Mortgage Strategies Fund (offshore), Ltd. (since 2014)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee	Indefinite, Since 2012	Independent Consultant (since 2012)	1	Schroder Global Series Trust (2012- 2017); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund (since 2014) and Altegris KKR Commitments Fund (2014-2016); Ramius Archview Credit and Distressed Fund (since 2015)
Neil M. Kaufman Year of Birth: 1960	Trustee, Audit Committee Chairman	Indefinite, Since 2012	Managing Member, Kaufman & Associates, LLC (legal services)(Since 2016); Partner, Abrams Fensterman, Fensterman, Eisman, Formato, Ferrara & Wolf, LLP (legal services)(2010-2016)	1	Altegris KKR Commitments Master Fund (since 2014) and Altegris KKR Commitments Fund (2014-2016)
Anita K. Krug Year of Birth: 1969	Trustee, Corporate Governance Committee Chairman	Indefinite, Since 2012	Interim Dean (since 2017) Professor (since 2016), and Associate Professor (2014-2016), University of Washington School of Law, Assistant Professor (2010-2014), University of Washington School of Law	1	Altegris KKR Commitments Master Fund (since 2014) and Altegris KKR Commitments Fund (2014-2016); Centerstone Investors Trust (since 2016)

*	Information is as of April 30, 2017.

**	As of April 30, 2017, the Trust was comprised of 15 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to those funds advised by a common investment adviser. The Fund does not hold itself out as related to any other series within the Trust for investment purpose.

Holbrook Income Fund
Supplemental Information (Unaudited) (Continued)
April 30, 2017

Officers of the Trust*

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	President Since Inception	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); and President and Manager, Blu Giant LLC (financial printer)(2004-2011)	N/A	Northern Lights Fund Trust (since 2013)
Richard A. Malinowski 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1983	Secretary Since 2013	Senior Vice President (since 2017), Vice President and Counsel (2015 -2016) and Assistant Vice President (2012 – 2016), Gemini Fund Services, LLC; Vice President and Manager, BNY Mellon Investment Servicing (US), Inc., (2011-2012).	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	Treasurer Since Inception	Senior Vice President (2012- present); Vice President (2004 to 2012); Gemini Fund Services, LLC.	N/A	N/A
William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011 - present)	N/A	N/A

*	Information is as of April 30, 2017.

**	As of April 30, 2017, the Trust was comprised of 15 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to those funds advised by a common investment adviser. The Fund does not hold itself out as related to any other series within the Trust for investment purpose.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-345-8646.

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION

Why?	Financial companies choose how they share your personal information.

Federal law gives consumers the right to limit some but not all sharing.
Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes –	NO	We do not share
to offer our products and services to you
For joint marketing with other financial companies	NO	We do not share

For our affiliates’ everyday business purposes –	NO	We do not share
information about your transactions and experiences

For our affiliates’ everyday business purposes –	NO	We do not share
information about your creditworthiness
For our affiliates to market to you	NO	We do not share

For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-895-1600

What we do

How does Two Roads Shared Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.

These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Two Roads Shared Trust	We collect your personal information, for example, when you
collect my personal information?
● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.

● Two Roads Shared Trust does not jointly market.

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Proxy Voting Policy

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-345-8646 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-345-8646.

Investment Adviser
Holbrook Holdings Inc
2670 NW Lovejoy Street
Portland, OR 97210

Administrator
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2017
Holbrook Income Fund	12,000

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2017
Holbrook Income Fund	2,500

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 for the fiscal year ended April 30, 2017.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal year ended April 30, 2017, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Two Roads Shared Trust

By Andrew Rogers	/s/ Andrew Rogers
Principal Executive Officer/President
Date: July 10, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Andrew Rogers	/s/ Andrew Rogers
Principal Executive Officer/President
Date: July 10, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By James Colantino	/s/ James Colantino
Principal Financial Officer/Treasurer
Date: July 10, 2017